CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH "[***]". SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[***]

Private Sale Purchase Agreement

Property:

YOSHIMOTO NARA (B. 1959)
Dog in Boy
signed with artist's signature; titled and dated 'Dog in Boy 95' (on the reverse)
acrylic on canvas
59.8 x 44.6 cm. (23 1⁄2 x 17 1⁄2 in.)
Painted in 1995



I confirm my offer to purchase the Property for USD 960,000.00 (excluding any applicable taxes and artist resale royalty**)** ("**Total Amount Due**").

I understand and agree that:

1. [***] acts as agent for the seller(s) of the Property.
2. [***] will rely on this document as the purchase agreement for the Property.
3. [***] will carry out due diligence procedures.
4. Upon completion of due diligence, [***] will issue an invoice for the Total Amount Due.
5. The terms on which I agree to purchase the Property are set out in the attached Buyer's Private Sale Agreement Terms of Purchase.
6. Once [***] has received payment in full and cleared funds for any invoiced Property, [***] will ship the Property to me at its cost.

I agree to make payment to [***] according to the payment schedule as follows:

(i) The total amount of **USD 960,000.00** shall be due and payable within 30 calendar days after the date of issuance of the Property's invoice;

Signature:

Name: Maria Golovina, EVP, for and on behalf of Masterworks Gallery LLC

Client No (if an existing [***] client): [***]

Address: 225 Liberty Street 29th Floor, New York, 10281, USA

Telephone: +1 650 248 6706 Email: mgolovina@masterworks.com

Please return the completed form to the below:

[***]

Buyer's Private Sale Agreement
Terms of Purchase

Masterworks Gallery LLC as agent for Masterworks Cayman SPC o/b/o its Gallery Segregated Portf ("**Masterworks**")
225 Liberty Street, 29th Floor
New York, NY 10281
United States
Account: [***]

The following sets out the terms of the agreement for the purchase of the item as described on the Private Sale Purchase Agreement, Private Sale Purchase Confirmation or invoice (as attached to this Terms of Purchase) ("the **Property**"). The agreement is between the seller, for whom [***] acts as agent, and the buyer ("**You**").

1. PAYMENT

This agreement records your agreement to purchase the Property from the seller at the price set out on the attached Private Sale Purchase Agreement, Private Sale Purchase Confirmation or invoice (as attached to this Terms of Purchase) (being the "**Total Amount Due**" plus any applicable taxes) by the Payment Due date set out in the invoice.

If you are buying the Property on behalf of an undisclosed principal (the ultimate buyer(s)), you accept personal liability to pay the Total Amount Due plus any applicable taxes.

If you fail to make full and clear payment of the Total Amount Due plus any applicable taxes to us by the Payment Due date, you agree that we may enforce our rights against you under the terms of this agreement which shall include, but are not limited to, enforcing your payment obligations, cancelling the sale and/or charging interest and storage charges.

2. WARRANTIES

Your Warranties

(a) You warrant that the funds used for settlement are not connected with any criminal activity, including tax evasion, and you are neither under investigation, nor have you been charged with or convicted of money laundering, terrorist activities or other crimes.

(b) If you are buying the Property on behalf of an undisclosed principal (the ultimate buyer(s)), you will inform us in writing that you are not the ultimate buyer(s) and confirm to us the identity of the ultimate buyer(s). You also warrant that:

(i) you have conducted appropriate customer due diligence on the ultimate buyer(s) of the Property in accordance with any and all applicable anti-money laundering and sanctions laws, consent to us relying on this due diligence, and you will retain for a period of not less than five (5) years the documentation and records evidencing the due diligence. You will make such documentation and records immediately available to us for inspection upon our written request. We will not disclose such documentation or records to any third-party unless it is already in the public domain, or it is required to be disclosed by law or regulation;

(ii) the arrangements between you and the ultimate buyer(s) are not designed to facilitate tax crimes; and

(iii) you do not know, or have reason to suspect, that the funds used for settlement are connected with, the proceeds of any criminal activity or that the ultimate buyer(s) are on a sanctions list, under investigation, or have been charged with or convicted of money laundering, terrorist activities or other crimes.

Seller's Warranties

In relation to each item of Property sold, the seller gives a warranty that the seller:

(a) is the owner of the Property, or a joint owner of the Property acting with the permission of the owner or co-owner(s), or, if the seller is not the owner of the Property, the seller has the permission of the owner(s) to sell the Property;

(b) has the right to transfer ownership of the Property to you without any restrictions or claims by anyone else.

Our Authenticity Warranty

We warrant, subject to the terms below, that the Property is Authentic (the "**Authenticity Warranty**"). If, within five years of the date of the invoice, you give notice to us that the Property is not Authentic, subject to the terms below, we will refund the Total Amount Due plus any applicable taxes. In this section, "**Authentic**" means a genuine example, rather than a copy or forgery of: (i) the work of a particular artist, author or manufacturer, if the Property is described in the Heading as of the work of that artist, author or manufacturer; (ii) a work created within a particular period or culture, if the Property is described in the Heading as a work created during that period or culture; (iii) a work of a particular origin or source if the Property is described in the Heading as being of that origin or source; or (iv) in the case of gems, a work which is made of a particular material, if the Property is described in the Heading as being made of that material.

The terms of the Authenticity Warranty are as follows:

(a) It will be honoured for claims notified within a period of five years from the date of the invoice. After such time, we will not be obligated to honour the Authenticity Warranty.

(b) It is only given for information shown in UPPERCASE type (ie. having all capital letters) in the first line of the Property description on the invoice (the "**Heading**"). It does not apply to any information other than in the Heading even if shown in UPPERCASE type.

(c) It does not apply to any Heading or part of a Heading which is qualified by a clarification used in the Heading such as "Attributed to…", "Studio of…"/"Workshop of…", "Circle of…", "Follower of…", "Manner of…", or "After…".

(d) It does not apply where scholarship has developed since the date of the invoice leading to a change in generally accepted opinion. Further, it does not apply if the Heading either matched the generally accepted opinion of experts at the date of the invoice or drew attention to any conflict of opinion.

(e) It does not apply if the Property can only be shown not to be Authentic by a scientific process which, on the date of the invoice, was not available or generally accepted for use, or which was unreasonably expensive or impractical, or which was likely to have damaged the Property.

(f) The benefit of the Authenticity Warranty is only available to the original buyer shown on the invoice for the Property and only if, on the date of the notice of claim, the original buyer is the full owner of the Property and the Property is free from any claim, interest or restriction by anyone else. The benefit of this Authenticity Warranty may not be transferred to anyone else.

(g) To claim under the Authenticity Warranty, you must: (i) give us written notice of your claim within five years of the date of the invoice. We may require full details and supporting evidence of any such claim; (ii) at [***] option, we may require you to provide the written opinions of two recognised experts in the field of the Property mutually agreed by you and us in advance confirming that the Property is not Authentic. If we have any doubts, we reserve the right to obtain additional opinions at our expense; (iii) return the Property at your expense to us in the same condition it was at the date of the invoice.

(h) Your only right under this Authenticity Warranty is to cancel the sale and receive a refund of the Total Amount Due plus any applicable taxes paid by you to us. We will not, in any circumstances, be required to pay you more than the Total Amount Due plus any applicable taxes nor will we be liable for any loss of profits or business, loss of opportunity or value, expected savings or interest, costs, damages, special, consequential, incidental, indirect or other losses or damages, or expenses.

(i) Notwithstanding the foregoing, the parties accept, acknowledge, and agree that Masterworks will transfer title of the Property to a segregated portfolio of Masterworks Cayman SPC ("**0XXX Segregated Portfolio**") and the Property will be the only asset held by 0XXX Segregated Portfolio. You agree to notify us of the date that title transfers to 0XXX Segregated Portfolio, such date being the "**Transfer Date**", and provide us with documentation evidencing the transfer of title. From the date that title of the Property passes to you under the terms and conditions of this Agreement up to the Transfer Date, the benefit of the Authenticity Warranty will only be available to you. From the Transfer Date, the benefit of the Authenticity Warranty will only be available to the 0XXX Segregated Portfolio, provided that at the time of the claim the 0XXX Segregated Portfolio is a wholly owned portfolio of Masterworks Cayman SPC. The benefit of this Authenticity Warranty may not be transferred to anyone else, including, without limitation, any shareholder or group of shareholders who indirectly beneficially have an interest in the Property, provided, however, that, if you transfer the Property to an affiliate or to a third party Masterworks entity, the guarantee of authorship set forth in the terms of guarantee will remain in full force and effect as between Masterworks and [***].

You understand and agree that other than as set out above the Property is sold "as is" and any statement made by us whether orally or in writing regarding the authorship, origin, date, age, size, medium, attribution, genuineness, provenance or condition of the Property is merely a statement of opinion and is not to be relied on as a statement of definitive fact.

To the fullest extent permitted by law, the only right you have against us and/or the seller for breaking this agreement (including breaking the Seller's Warranties) is to cancel the sale and receive a refund of the Total Amount Due. We and the seller will not be responsible for any special, consequential, incidental, indirect or other losses or damages (including lost profits or interest) you may incur as a result of entering into this agreement.

3. COLLECTION AND STORAGE

We will make arrangements to ship the Property to you within five (5) business days of our receipt of full and clear funds of the Total Amount Due plus any applicable taxes. If you fail to do so, we may, at our option, remove the Property to another [***] location or an affiliate or third party warehouse. The storage terms can be found at [***]. We may charge you removal, storage, handling, and other costs. You are responsible for:

(a) any taxes, VAT or duties (including import and export duties and taxes) which apply to the purchasing, collecting and/or transporting the Property;

(b) obtaining export licences which you may need and providing us with a copy of all export documents;

(c) providing us with correct information on your tax status and plans to transport the Property; and

(d) any claims, costs, expenses or penalties arising from your failure to carry out your obligations in this paragraph.

4. EXPORT LICENCE

It is your responsibility to determine and satisfy the requirement of any applicable laws or regulations relating to the export or import of any Property you purchase. Applying for an export licence, does not excuse you from paying the Total Amount Due plus any applicable taxes or prevent us from charging you for storage and/or interest on late payments. If you want us to apply for an export licence for you or arrange to transport the Property, we can charge you separately for these services. We cannot guarantee that you will receive an export licence if we apply on your behalf. If you are refused a licence or there is a delay in getting one, you must still pay us in full for the Property.

5. TRANSFER OF OWNERSHIP & RISK

Transfer of ownership

Ownership of the Property and right to possession will pass to you when we receive full and clear payment of the Total Amount Due plus any applicable taxes.

Transfer of risk

Risk and responsibility for the Property will pass to you upon the earlier of (i) when you collect the Property or (ii) when we receive full and clear payment of the Total Amount Due plus any applicable taxes.

6. OUR ABILITY TO CANCEL

In addition to the other rights of cancellation contained in this agreement, we can cancel the sale if (i) any of your warranties are incorrect, (ii) we reasonably believe that completing the transaction is or may be unlawful; or (iii) we reasonably believe that the sale places us or the seller under any liability to anyone else or may cause damage to our reputation. We shall, within a reasonable time prior to such cancellation, if time permits, or, if not, immediately after, furnish you in writing with the basis for our determination to cancel such sale, which determination shall be reasonable and made in good faith, and we will advise you in writing of any outside or internal authority, including the name or names thereof, with whom we have consulted (an email with such basis from us to you will suffice).

7. CONFIDENTIALITY

Both of us agree to keep the terms of this agreement (which for us includes your identity) confidential unless we are required by law to reveal them. We will not have to reveal the identity of the seller to you. Notwithstanding the foregoing, you may disclose the terms of this agreement in reports filed with the United States Securities Exchange Commission, but solely to the extent required to comply with applicable law.

8. DOCUMENTS AND RECORDS

We will deliver to you all documents and records we have about the history and provenance of the Property. We reserve the right to provide redacted versions of any and all documents in order to adhere to any confidentiality obligations to which we are bound.

9. YOUR IDENTITY AND PERSONAL INFORMATION

(a) You confirm that your name and address as set out on the Private Sale Offer to Purchase, Private Sale Purchase Confirmation or invoice (as attached to this Terms of Purchase) are accurate. You agree to give us any information and documents we may reasonably need to satisfy our client identification procedures. You confirm that all information and documents you provide are accurate and are originals or true copies of the originals.

(b) By signing this agreement, you accept that we will hold and process your personal data and information and may pass it to other [***] group companies including [***] and its subsidiaries for use as described in, and in line with, [***] privacy notice which you can access at [***].

10. ENFORCING THE AGREEMENT

If a court finds that any part of this agreement is invalid, illegal or impossible to enforce, that part of the agreement will be treated as being deleted, and the rest of this agreement will not be affected.

11. ENTIRE AGREEMENT

You acknowledge that in entering into this agreement you are not relying on any statement, or guarantee by any person. This agreement is the whole agreement between you and us. It may only be amended by a signed agreement between you and us.

12. TRANSFERRING YOUR RIGHTS AND RESPONSIBILITIES

You may not grant a security over or, subject to your standard business practices in the securitization of artworks, transfer your rights or responsibilities under this agreement unless we have given our written permission which we will not withhold unreasonably. This agreement will be binding on your estate and anyone who takes over your rights and responsibilities.

13. TRANSLATION

If we have provided you with a translation of this agreement, this original English version will be the one we use in deciding any issues which arise.

14. ARTIST RESALE ROYALTY

In certain countries, local laws mean the artist or the artist's estate is entitled to a royalty known as the Artist's Resale Right or Droit de Suite. Where these laws apply to the Property, we will advise you in writing in advance of any invoice, and you agree to pay us an amount equal to the royalty due under the relevant local law. We will then pay this amount to the artist's collection agency on behalf of the seller.

15. LAW AND DISPUTES

This agreement and any rights arising outside of, but related to, this agreement shall be governed by Hong Kong law. Before either we or you start any court proceedings (except where we need to start proceedings to recover outstanding payments and in the limited circumstances where the dispute, controversy or claim is related to a lawsuit brought by a third party and this dispute could be joined to that proceeding) and if we both agree, we shall each attempt to settle the dispute by mediation following the mediation procedure of the Hong Kong International Arbitration Centre ("**HKIAC**") with a mediator affiliated with HKIAC and mutually acceptable to each of us. If the dispute is not settled by mediation, you agree, for our benefit, that any dispute will be dealt with exclusively in the courts of Hong Kong. However, we will have the right to bring proceedings against you in any other court.

[***]

PRIVATE SALE INVOICE

Account Address
Masterworks Gallery LLC as agent for Masterworks Cayman SPC o/b/o its Gallery Segregated Portf
225 Liberty Street
29th Floor
New York, NY 10281
United States

Invoice Number	[***]
Date	3/04/2023
Account Number	[***]

Item Detail

Invoice Currency: USD

Description	Transaction	Amount	Key	Tax%	Tax	Total Amount
YOSHITOMO NARA (B. 1959) Dog in Boy signed with artist's signature; titled and dated 'Dog in Boy 95' (on the reverse) acrylic on canvas Painted in 1995 Item: 16231330	Item Price	960,000.00				960,000.00
	Sub Total					
	Buyer Price	960,000.00				US$ 960,000.00
	Buyer Price	960,000.00				

Total Amount Due	**US$ 960,000.00**
Due Date	3 May 2023

Tax Message
[***] must collect New York sales tax if (a) either you or your agent (including a contract carrier) collects your property in New York State (even if New York State is not the final destination) or (b) [***] arrangesshipment of the purchased property into New York State. It is the buyer's responsibility to ascertain and pay any other taxes that may be due. Buyers claiming exemption from sales tax must have the appropriate documentation on file with [***] prior tothe release of the property.

By signing below or making partial or full payment of the Total Amount Due, I agree to purchase the property set out in this invoice in accordance with the following Buyer's Private Sale Agreement Terms of Purchase.

Signature	Date April 3, 2023

Notes:
Please pay in the currency of the invoice. [***] will not be responsible for any currency rate variations and may charge you for any additional costs incurred as a result of any currency exchange.

By signing the above or by making full or partial payment of the Total Amount Due, I agree to purchase the property described in this invoice on the terms set out in the attached Buyer's Private Sale Terms of Purchase. Notwithstanding delivery, I understand that ownership of such property will not pass to me until the Total Amount Due plus any applicable taxes has been paid in full and cleared funds.

Shipping Address
Masterworks Gallery LLC Delaware Freeport
111 Alan Drive
Newark, DE 19711
United States

[***]

[***]

Buyer's Private Sale Agreement
Terms of Purchase

Masterworks Gallery LLC as agent for Masterworks Cayman SPC o/b/o its Gallery Segregated Portf ("**Masterworks**")
225 Liberty Street, 29th Floor
New York, NY 10281
United States
Account: [***]

The following sets out the terms of the agreement for the purchase of the item as described on the Private Sale Purchase Agreement, Private Sale Purchase Confirmation or invoice (as attached to this Terms of Purchase) ("the **Property**"). The agreement is between the seller, for whom [***] acts as agent, and the buyer ("**You**").

1. PAYMENT

This agreement records your agreement to purchase the Property from the seller at the price set out on the attached Private Sale Purchase Agreement, Private Sale Purchase Confirmation or invoice (as attached to this Terms of Purchase) (being the "**Total Amount Due**" plus any applicable taxes) by the Payment Due date set out in the invoice.

If you are buying the Property on behalf of an undisclosed principal (the ultimate buyer(s)), you accept personal liability to pay the Total Amount Due plus any applicable taxes.

If you fail to make full and clear payment of the Total Amount Due plus any applicable taxes to us by the Payment Due date, you agree that we may enforce our rights against you under the terms of this agreement which shall include, but are not limited to, enforcing your payment obligations, cancelling the sale and/or charging interest and storage charges.

2. WARRANTIES

Your Warranties
(a) You warrant that the funds used for settlement are not connected with any criminal activity, including tax evasion, and you are neither under investigation, nor have you been charged with or convicted of money laundering, terrorist activities or other crimes.
(b) If you are buying the Property on behalf of an undisclosed principal (the ultimate buyer(s)), you will inform us in writing that you are not the ultimate buyer(s) and confirm to us the identity of the ultimate buyer(s). You also warrant that:

(i) you have conducted appropriate customer due diligence on the ultimate buyer(s) of the Property in accordance with any and all applicable anti-money laundering and sanctions laws, consent to us relying on this due diligence, and you will retain for a period of not less than five (5) years the documentation and records evidencing the due diligence. You will make such documentation and records immediately available to us for inspection upon our written request. We will not disclose such documentation or records to any third-party unless it is already in the public domain, or it is required to be disclosed by law or regulation;
(ii) the arrangements between you and the ultimate buyer(s) are not designed to facilitate tax crimes; and
(iii) you do not know, or have reason to suspect, that the funds used for settlement are connected with, the proceeds of any criminal activity or that the ultimate buyer(s) are on a sanctions list, under investigation, or have been charged with or convicted of money laundering, terrorist activities or other crimes.

Seller's Warranties
In relation to each item of Property sold, the seller gives a warranty that the seller:
(a) is the owner of the Property, or a joint owner of the Property acting with the permission of the owner or co-owner(s), or, if the seller is not the owner of the Property, the seller has the permission of the owner(s) to sell the Property;
(b) has the right to transfer ownership of the Property to you without any restrictions or claims by anyone else.

Our Authenticity Warranty
We warrant, subject to the terms below, that the Property is Authentic (the "**Authenticity Warranty**"). If, within five years of the date of the invoice, you give notice to us that the Property is not Authentic, subject to the terms below, we will refund the Total Amount Due plus any applicable taxes. In this section, "**Authentic**" means a genuine example, rather than a copy or forgery of: (i) the work of a particular artist, author or manufacturer, if the Property is described in the Heading as of the work of that artist, author or manufacturer; (ii) a work created within a particular period or culture, if the Property is described in the Heading as a work created during that period or culture; (iii) a work of a particular origin or source if the Property is described in the Heading as being of that origin or source; or (iv) in the case of gems, a work which is made of a particular material, if the Property is described in the Heading as being made of that material.

The terms of the Authenticity Warranty are as follows:
(a) It will be honoured for claims notified within a period of five years from the date of the invoice. After such time, we will not be obligated to honour the Authenticity Warranty.
(b) It is only given for information shown in UPPERCASE type (ie. having all capital letters) in the first line of the Property description on the invoice (the "**Heading**"). It does not apply to any information other than in the Heading even if shown in UPPERCASE type.
(c) It does not apply to any Heading or part of a Heading which is qualified by a clarification used in the Heading such as "Attributed to…", "Studio of…"/"Workshop of…", "Circle of…", "Follower of…", "Manner of…", or "After…".
(d) It does not apply where scholarship has developed since the date of the invoice leading to a change in generally accepted opinion. Further, it does not apply if the Heading either matched the generally accepted opinion of experts at the date of the invoice or drew attention to any conflict of opinion.
(e) It does not apply if the Property can only be shown not to be Authentic by a scientific process which, on the date of the invoice, was not available or generally accepted for use, or which was unreasonably expensive or impractical, or which was likely to have damaged the Property.
(f) The benefit of the Authenticity Warranty is only available to the original buyer shown on the invoice for the Property and only if on the date of the notice of claim, the original buyer is the full owner of the Property and the Property is free from any claim, interest or restriction by anyone else. The benefit of this Authenticity Warranty may not be transferred to anyone else.
(g) To claim under the Authenticity Warranty, you must: (i) give us written notice of your claim within five years of the date of the invoice. We may require full details and supporting evidence of any such claim; (ii) at [***] option, we may require you to provide the written opinions of two recognised experts in the field of the Property mutually agreed by you and us in advance confirming that the Property is not Authentic. If we have any doubts, we reserve the right to obtain additional opinions at our expense; (iii) return the Property at your expense to us in the same condition it was at the date of the invoice.
(h) Your only right under this Authenticity Warranty is to cancel the sale and receive a refund of the Total Amount Due plus any applicable taxes paid by you to us. We will not, in any circumstances, be required to pay you more than the Total Amount Due plus any applicable taxes nor will we be liable for any loss of profits or business, loss of opportunity or value, expected savings or interest, costs, damages, special, consequential, incidental, indirect or other losses or damages, or expenses.
(i) Notwithstanding the foregoing, the parties accept, acknowledge and agree that Masterworks will transfer title of the Property to a segregated portfolio of Masterworks Cayman SPC ("**0XXX Segregated Portfolio**") and the Property will be the only asset held by 0XXX Segregated Portfolio. You agree to notify us of the date that title transfers to 0XXX Segregated Portfolio, such date being the "**Transfer Date**", and provide us with documentation evidencing the transfer of title. From the date that title of the Property passes to you under the terms and conditions of this Agreement up to the Transfer Date, the benefit of the Authenticity Warranty will only be available to you. From the Transfer Date, the benefit of the Authenticity Warranty will only be available to the 0XXX Segregated Portfolio, provided that at the time of the claim the 0XXX Segregated Portfolio is a wholly owned portfolio of Masterworks Cayman SPC. The benefit of this Authenticity Warranty may not be transferred to anyone else, including, without limitation, any shareholder or group of shareholders who indirectly beneficially have an interest in the Property, provided, however, that, if you transfer the Property to an affiliate or to a third party Masterworks entity, the guarantee of authorship set forth in the terms of guarantee will remain in full force and effect as between Masterworks and [***].

You understand and agree that other than as set out above the Property is sold "as is" and any statement made by us whether orally or in writing regarding the authorship, origin, date, age, size, medium, attribution, genuineness, provenance or condition of the Property is merely a statement of opinion and is not to be relied on as a statement of definitive fact.

To the fullest extent permitted by law, the only right you have against us and/or the seller for breaking this agreement (including breaking the Seller's Warranties) is to cancel the sale and receive a refund of the Total Amount Due. We and the seller will not be responsible for any special, consequential, incidental, indirect or other losses or damages (including lost profits or interest) you may incur as a result of entering into this agreement.

3. COLLECTION AND STORAGE

We will make arrangements to ship the Property to you within five (5) business days of our receipt of full and clear funds of the Total Amount Due plus any applicable taxes. If you fail to do so, we may, at our option, remove the Property to another [***] location or an affiliate or third party warehouse. The storage terms can be found at [***]. We may charge you removal, storage, handling, and other costs. You are responsible for:

(a) any taxes, VAT or duties (including import and export duties and taxes) which apply to the purchasing, collecting and/or transporting the Property;
(b) obtaining export licences which you may need and providing us with a copy of all export documents;
(c) providing us with correct information on your tax status and plans to transport the Property; and
(d) any claims, costs, expenses or penalties arising from your failure to carry out your obligations in this paragraph.

4. EXPORT LICENCE

It is your responsibility to determine and satisfy the requirement of any applicable laws or regulations relating to the export or import of any Property you purchase. Applying for an export licence, does not excuse you from paying the Total Amount Due plus any applicable taxes or prevent us from charging you for storage and/or interest on late payments. If you want us to apply for an export licence for you or arrange to transport the Property, we can charge you separately for these services. We cannot guarantee that you will receive an export licence if we apply on your behalf. If you are refused a licence or there is a delay in getting one, you must still pay us in full for the Property.

5. TRANSFER OF OWNERSHIP & RISK

Transfer of ownership
Ownership of the Property and right to possession will pass to you when we receive full and clear payment of the Total Amount Due plus any applicable taxes.

Transfer of risk
Risk and responsibility for the Property will pass to you upon the earlier of (i) when you collect the Property or (ii) when we receive full and clear payment of the Total Amount Due plus any applicable taxes.

6. OUR ABILITY TO CANCEL

In addition to the other rights of cancellation contained in this agreement, we can cancel the sale if (i) any of your warranties are incorrect, (ii) we reasonably believe that completing the transaction is or may be unlawful; or (iii) we reasonably believe that the sale places us or the seller under any liability to anyone else or may cause damage to our reputation. We shall, within a reasonable time prior to such cancellation, if time permits, or, if not immediately after, furnish you in writing with the basis for our determination to cancel such sale, which determination shall be reasonable and made in good faith, and we will advise you in writing of any outside or internal authority, including the name or names thereof, with whom we have consulted (an email with such basis from us to you will suffice).

7. CONFIDENTIALITY

Both of us agree to keep the terms of this agreement (which for us includes your identity) confidential unless we are required by law to reveal them. We will not have to reveal the identity of the seller to you. Notwithstanding the foregoing, you may disclose the terms of this agreement in reports filed with the United States Securities Exchange Commission, but solely to the extent required to comply with applicable law.

8. DOCUMENTS AND RECORDS

We will deliver to you all documents and records we have about the history and provenance of the Property. We reserve the right to provide redacted versions of any and all documents in order to adhere to any confidentiality obligations to which we are bound.

9. YOUR IDENTITY AND PERSONAL INFORMATION

(a) You confirm that your name and address as set out on the Private Sale Offer to Purchase, Private Sale Purchase Confirmation or invoice (as attached to this Terms of Purchase) are accurate. You agree to give us any information and documents we may reasonably need to satisfy our client identification procedures. You confirm that all information and documents you provide are accurate and are originals or true copies of the originals.
(b) By signing this agreement, you accept that we will hold and process your personal data and information and may pass it to other [***] group companies including [***] and its subsidiaries for use as described in, and in line with, [***] privacy notice which you can access at [***].

10. ENFORCING THE AGREEMENT

If a court finds that any part of this agreement is invalid, illegal or impossible to enforce, that part of the agreement will be treated as being deleted, and the rest of this agreement will not be affected.

11. ENTIRE AGREEMENT

You acknowledge that in entering into this agreement you are not relying on any statement, or guarantee by any person. This agreement is the whole agreement between you and us. It may only be amended by a signed agreement between you and us.

12. TRANSFERRING YOUR RIGHTS AND RESPONSIBILITIES

You may not grant a security over or, subject to your standard business practices in the securitization of artworks, transfer your rights or responsibilities under this agreement unless we have given our written permission which we will not withhold unreasonably. This agreement will be binding on your estate and anyone who takes over your rights and responsibilities.

13. TRANSLATION

If we have provided you with a translation of this agreement, this original English version will be the one we use in deciding any issues which arise.

14. ARTIST RESALE ROYALTY

In certain countries, local laws mean the artist or the artist's estate is entitled to a royalty known as the Artist's Resale Right or Droit de Suite. Where these laws apply to the Property, we will advise you in writing in advance of any invoice, and you agree to pay us an amount equal to the royalty due under the relevant local law. We will then pay this amount to the artist's collection agency on behalf of the seller.

15. LAW AND DISPUTES

This agreement and any rights arising outside of, but related to, this agreement shall be governed by Hong Kong law. Before either we or you start any court proceedings (except where we need to start proceedings to recover outstanding payments and in the limited circumstances where the dispute, controversy or claim is related to a lawsuit brought by a third party and this dispute could be joined to that proceeding) and if we both agree, we shall each attempt to settle the dispute by mediation following the mediation procedure of the Hong Kong International Arbitration Centre ("**HKIAC**") with a mediator affiliated with HKIAC and mutually acceptable to each of us. If the dispute is not settled by mediation, you agree, for our benefit, that any dispute will be dealt with exclusively in the courts of Hong Kong. However, we will have the right to bring proceedings against you in any other court.

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USD Payment Methods

Please note: [***] will not accept payment for private sales from any party other than the buyer.

Private sale purchases at [***] may be paid by bank transfer using the details below:

Wire Transfer	HSBC Head Office 1 Queen's Road Central, Hong Kong Beneficiary Name: [***] Account Number: [***] SWIFT: [***]

In order to process your payment efficiently, please quote **invoice** number and **account** number with all transactions.

Should you have any queries regarding payment, please do not hesitate to call us by telephone on [***] or email [***].

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